UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 7, 2013

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

Hospira, Inc. (“Hospira”) entered into an Underwriting Agreement, dated as of August 7, 2013 (the “Underwriting Agreement”), by and between Hospira and Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as managers of the several underwriters named in Schedule III to the Underwriting Agreement (the “Underwriters”), pursuant to which Hospira has agreed to issue to the Underwriters $350,000,000 aggregate principal amount of its 5.200% Notes due 2020 and $350,000,000 aggregate principal amount of its 5.800% Notes due 2023 (together, the “Notes”). The Underwriting Agreement contains customary indemnification provisions. The Notes are subject to the Registration Statement on Form S-3 (File No. 333-190256) that Hospira filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2013 relating to the public offering from time to time of debt securities of Hospira pursuant to Rule 415 of the Securities Act of 1933, as amended.

Hospira intends to redeem all $400,000,000 outstanding principal amount of its 5.90% Notes due June 2014 and $250,000,000 outstanding principal amount of its 6.40% Notes due May 2015 on September 13, 2013, or as soon as practicable thereafter, at a price equal to the make-whole redemption price plus accrued and unpaid interest to but excluding the redemption date. The make-whole redemption price will be equal to the sum of the present values of the remaining scheduled payments on such notes discounted to the date of redemption, on a semi-annual basis, at a rate equal to the sum of the applicable treasury rate plus 20 basis points, in the case of the 2014 notes, and plus 50 basis points, in the case of the 2015 notes.

In connection with Hospira’s filing with the SEC of a definitive prospectus supplement, dated August 7, 2013, and prospectus, dated July 30, 2013, relating to the public offering of the Notes, Hospira is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 - Financial Statements and Exhibits.”

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

A list of exhibits filed herewith is contained on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Hospira cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, regulatory, legal, technological, manufacturing supply, quality and other factors that may affect Hospira’s operations and may cause actual results to be materially different from expectations include the risks, uncertainties and factors discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Forms 10-Q, filed with the Securities and Exchange Commission, which are incorporated by reference. Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: August 12, 2013		/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Underwriting Agreement

99.2	Actions of the Authorized Officers with respect to the 5.200% Notes due 2020 (Exhibit A to Exhibit 99.2 is filed as Exhibit 99.4 to this Form 8-K)

99.3	Actions of the Authorized Officers with respect to the 5.800% Notes due 2023 (Exhibit A to Exhibit 99.3 is filed as Exhibit 99.5 to this Form 8-K)

99.4	Form of 5.200% Notes due 2020

99.5	Form of 5.800% Notes due 2023

99.6	Opinion of Mayer Brown LLP

99.7	Consent of Mayer Brown LLP (included in Exhibit 99.6 hereto)